NEW ENGLAND FINANCIAL(R)                 ---------------------------------------
A Metlife Company                                  ADMINISTRATIVE OFFICE
                                         ---------------------------------------
                                                   NEW ENGLAND FINANCIAL
                                         PO Box 14594 Des Moines Iowa 50306-3594
                                         ---------------------------------------

NEW ENGLAND LIFE INSURANCE COMPANY
501 Boylston Street, Boston, Massachusetts
02116-3700

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VARIABLE ANNUITY APPLICATION TO                   Contract Number (if assigned)
American Forerunner Series(SM)
                                              No.
                                                 -------------------------------
                                         ---------------------------------------

AMERICAN FORERUNNER SERIES)(SM) CLASS SELECTION:
Select One Class - If no class is selected, the Standard Class will automatically be chosen.

[ ]   STANDARD CLASS  [ ]   P CLASS  [ ]   C CLASS  [ ]   L CLASS  [ ]   B PLUS CLASS*

 *IF B PLUS CLASS IS CHOSEN, PLEASE COMPLETE THE BONUS DISCLOSURE FORM.
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1. ANNUITANT AND OWNER(S)
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ANNUITANT (Annuitant will be the Owner unless Owner section is completed.)
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
Name(First, Middle Initial, Last)                                               Gender                          Date of Birth
                                                                                [ ]M [ ]F
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Street Address                                                                  Social Security #

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City, State & ZIP Code                                                    E-mail Address                        Marital Status

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Home Telephone #                                  Work Telephone #              Relationship to Owner

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

OWNER - (Complete if the Owner is different from the Annuitant.) **If owner is a trust, please complete the trustee certification form.
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
Name(First, Middle Initial, Last) TYPE:[ ]Individual [ ]Custodian [ ]Trust** [ ]Corporation   Gender       Date of Birth/Trust Date
                                                                                              [ ]M [ ]F
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Street Address                                                                                Social Security # or Tax I.D. # (TIN)

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City, State & ZIP Code                                                    E-mail Address                        Marital Status

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Home Telephone #                                  Work Telephone #                            Relationship to Annuitant

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

JOINT OWNER-NON-QUALIFIED ONLY
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
Name(First, Middle Initial, Last)                                                            Gender               Date of Birth
                                                                                             [ ] M [ ] F
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Street Address                                                                               Social Security #

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City, State & ZIP Code                                                    E-mail Address                          Marital Status

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Home Telephone #                                   Work Telephone #                          Relationship to Owner

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
NOTE: If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing.

AFS APP (11/05)                Page 1 of 3                            (05/05) FF

 VARIABLE ANNUITY APPLICATION
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2. PRIMARY AND CONTINGENT BENEFICIARIES:
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     Beneficiary Type                Name (First, Middle Initial, Last)        Relationship to Owner       Social Security #    %
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
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 [ ] Primary [ ] Contingent

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 [ ] Primary [ ] Contingent

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 [ ] Primary [ ] Contingent

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

(Note:To be used to determine whom will be paid/assume all rights under the contract on the Owner's death. The Owner's estate will be paid/assume all rights if no Beneficiary is named. Not applicable to Annuitant's death if the Natural Owner and Annuitant are different and the Annuitant predeceases the Owner. Payment/assumption will be made in equal shares to the survivors unless otherwise specified in writing by the Owner. If the primary beneficiaries predecease the Owner, the contingent beneficiaries will be paid/assume all rights. If more than three beneficiaries are named, attach a separate sheet.)

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3. CONTRACT APPLIED FOR:
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
  [ ] Non-Qualified [ ] IRA [ ] Roth IRA [ ] SEP [ ] SIMPLE IRA [ ] TSA Transfer [ ] Qualified Plan
                                                                                                   ------------------------------
  [ ] Decedent IRA  [ ] Other
                             ---------------------------

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4. PURCHASE PAYMENT(S):
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
  Initial Purchase Payment $        and/or transfers $        Prior Tax Year       Current Tax Year
                            -------                   -------               -------                -------

  PAYMENT METHOD: [ ] CHECK [ ] WIRE [ ] DRAFT (IF NEW, PLEASE COMPLETE ELECTRONIC PAYMENT ACCOUNT AGREEMENT)

  PAYMENT TYPE: [ ] 1035 EXCHANGE [ ] TRANSFER [ ] ROLLOVER [ ] CONTRIBUTION

  SOURCE OF FUNDS FOR PURCHASING THIS ANNUITY: (CHECK ALL THAT APPLY)
  [ ] Annuity Contract [ ] Bonds [ ] Brokerage Account [ ] Business Income [ ] Certificate of Deposit
  [ ] Discretionary Income (Salary/Bonus) [ ] Endowment (Maturity Date      /     /     ) [ ] Gift From Immediate Relative
                                                                       ----- ----- -----
  [ ] Inheritance [ ] Legal Settlement [ ] Life Insurance Policy [ ] Loan [ ] Money Market Account [ ] Mutual Fund
  [ ] Pension Assets* [ ] Real Estate [ ] Savings [ ] Stocks [ ] Other
                                                                       -----------------------
*Generally includes, but not limited to, 401A, 401K, Deferred Contribution Plans, Deferred Benefit Plans, etc.

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5. REPLACEMENT
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
  (a)      DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY
           CONTRACTS? [ ] Yes [ ] No
  (b)      WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING
           ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] Yes [ ] No

  NOTE: Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.
           If "Yes", applicable disclosure and replacement forms must be attached.

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6. OPTIONAL RIDERS
  (Available at the time of application and may not be changed once elected.
  There are additional charges for the riders.)
  LIVING BENEFIT RIDERS (CHECK ONLY ONE OR NONE)
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
  [ ] GMAB, (Guaranteed Minimum Accumulation Benefit)
  [ ] The Predictor, GMIB (Guaranteed Minimum Income Benefit)
  [ ] The Predictor Plus (Guaranteed Minimum Income Benefit Plus)
  [ ] GWB (Guaranteed Withdrawal Benefit)

  DEATH BENEFIT RIDERS (CHECK ONLY ONE OR NONE) if no selection is made, the
  Standard Death Benefit will be automatically chosen.
  [ ] Annual Step Up (Option 1)
  [ ] Greater of Annual Step Up or 5% Annual Increase (Option 2)

  OTHER RIDERS
  [ ] EPB (Earnings Preservation Benefit)*

  * If chosen, please complete and sign EPB form.

AFS APP (11/05)                Page 2 of 3                            (05/05) FF

VARIABLE ANNUITY APPLICATION
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7. AUTHORIZATION AND SIGNATURE(S)
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  (a)    NOTICE TO APPLICANT(S)
         FLORIDA RESIDENTS ONLY: ANY PERSON WHO KNOWINGLY
         AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

         ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, PENNSYLVANIA AND TENNESSEE RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

         NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

         ARIZONA RESIDENTS ONLY: Upon Receipt of your written request, we will provide within a reasonable time period, factual information regarding the benefits and provisions of this Contract. This Contract may be returned for any reason if you are not satisfied with it. You may return the Contract within 10-days, or 30-days if you are 65 years of age or older on the date you applied for this annuity. If you return it within the 10-day or 30-day period your contract will be cancelled. We will promptly refund your Purchase Payment less any income payments and withdrawals already made as of the Business Day we receive your Contract.

         MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocations from the Subaccounts to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

         ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

  (b) SIGNATURES I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received New England Insurance Company's Privacy Notice, the current prospectus for the American Forerunner Series(SM), and all required fund prospectuses. I UNDERSTAND THAT ALL VALUES PROVIDED BY THE CONTRACT/CERTIFICATE BEING APPLIED FOR, WHICH ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE AMOUNT. I understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity. I understand that The Internal Revenue Service may take the position that the use of certain death benefit riders may adversely affect the qualification of the IRA Contract. PLEASE CONSULT THE TAX SECTION OF THE PROSPECTUS FOR FURTHER DETAILS. If the Owner is a corporation, partnership or trust, print the name of the Owner and have one or more officers, partners or trustees sign. Earnings in this contract may be taxable annually to the Owner. (CONSULT YOUR TAX ADVISOR.)


 LOCATION WHERE THE APPLICATION IS SIGNED
                                          -----------------------------------------------------------------------------------------
                                            City & State

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 Signature of Owner                                                                                 Date

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 Signature of Joint Owner                                                                           Date

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8. REPRESENTATIVE INFORMATION
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  STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the Proposed Owner with the American Forerunner
  Series Prospectus prior to or at the time he/she completed the application form.
  (a)    Does the applicant have existing life insurance policies or annuity contracts? [ ] YES [ ] NO

  (b)    Do you have reason to believe that the replacement or change of any existing life insurance policies and annuity contracts may be involved? [ ] YES [ ] NO


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Signature of Representative                            Date



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Printed Representative Name                            Phone #                          State License I.D.#

AFS APP (11/05)                Page 3 of 3                            (05/05) FF